Property and Equipment	12 Months Ended
Dec. 31, 2025
Property and Equipment [Abstract]
PROPERTY AND EQUIPMENT

NOTE 5: – PROPERTY AND EQUIPMENT

	December 31
	2025	2024
	USD in thousands
Cost
Furniture and fixtures	105	77
Software	348	289
Equipment	1,122	970
Leasehold Improvements	152	134

	1,727	1,470
Accumulated Depreciation	(1,632)	(1,347)

Total Property, Plant and Equipment, Net	95	123

Depreciation expense was $55 and $108 for the years ended December 31, 2025 and 2024, respectively.